SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCUDDER TECHNOLOGY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCUDDER

INVESTMENTS

URGENT NOTICE REGARDING YOUR

SCUDDER TECHNOLOGY FUND

YOUR VOTE NOW WILL SAVE ADDITIONAL MAILING AND SOLICITATION COSTS

July 9, 2003

Dear Shareholder:

You are receiving this request as an important shareholder of the fund listed above. We are writing to request your proxy vote on two important proposals. Your vote will be tallied at your Fund’s Special Shareholder Meeting. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting, scheduled for July 24, 2003.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund to hold this meeting, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal. We have retained a professional proxy solicitation firm, Alamo Direct (“Alamo”), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call Alamo toll-free at 1-866-204-6487.

For your convenience, please utilize one of the easy methods below to register your vote:

By Phone.

Call Alamo toll-free at 1-866-204-6487. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time.

By Internet.

Visit https://vote.proxy-direct.com and enter the 14-digit control number located on your proxy card.

By Touch-tone Phone.

Dial 1-866-241-6192 – this toll-free number is also listed on your proxy card — and follow the simple instructions.

By Mail.

Simply return your executed proxy in the enclosed postage-paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above three options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

REG

SCUDDER

INVESTMENTS

URGENT NOTICE REGARDING YOUR

SCUDDER TECHNOLOGY FUND

YOUR VOTE NOW WILL SAVE ADDITIONAL MAILING AND SOLICITATION COSTS

July 9, 2003

Dear Shareholder:

You are receiving this request as an important shareholder of the Fund listed above. We are writing to request your proxy vote on two important proposals. Your vote will be tallied at your Fund’s Special Shareholder Meeting. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting, scheduled for July 24, 2003.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund to hold this meeting, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal.

For your convenience, please utilize one of the easy methods below to register your vote:

By Touch-tone Phone

Dial the toll-free number found on your proxy card—and follow the simple instructions.

By Internet.

Visit http://www.proxyvote.com and enter the 12-digit control number located on your proxy card.

By Mail.

Simply return your executed proxy in the enclosed postage-paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above two options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

OBO

SCUDDER

INVESTMENTS

URGENT NOTICE REGARDING YOUR

SCUDDER TECHNOLOGY FUND

YOUR VOTE NOW WILL SAVE ADDITIONAL MAILING AND SOLICITATION COSTS

July 9, 2003

Dear Shareholder:

You are receiving this request as an important shareholder of the Fund listed above. We are writing to request your proxy vote on two important proposals. Your vote will be tallied at your Fund’s Special Shareholder Meeting. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting, scheduled for July 24, 2003.

EVERY VOTE COUNTS

A shareholder may think his or her vote is not important, but it is vital. Your vote will help your fund to hold this meeting, so we urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, your fund’s Board has approved the proposals detailed in the proxy statement and urges you to vote “FOR” each proposal. We have retained a professional proxy solicitation firm, Alamo Direct (“Alamo”), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, please call Alamo toll-free at 1-866-204-6487.

For your convenience, please utilize one of the easy methods below to register your vote:

By Phone.

Call Alamo toll-free at 1-866-204-6487. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time.

By Internet.

Visit http://www.proxyvote.com and enter the 12-digit control number located on your proxy card.

By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

By Mail.

Simply return your executed proxy in the enclosed postage-paid envelope. However, due to the short time frame until the meeting, please try to utilize one of the above three options to register your vote so it may be received in time for the meeting.

DON’T HESITATE. PLEASE VOTE TODAY.

NOBO